Exhibit H-3

Report by an auditor

for the shareholders of Teplarna Kromeríz, a.s. in liquidation
Na sádkách 3572, Kromeríz 767 01

In Brno April 22, 2002

I have executed an audit of the enclosed closing statement of Teplárna Kromeríz, a.s. in liquidation, Na sádkách 3572, Kromeríz, Corporate Id. No: 25304925 for accounting period of January 2001 - November 14, 2001. The company's management is responsible for compilation of the closing statement, and accounting maintenance so that it is complete, conclusive, and accurate in accordance with valid laws and precepts.

The audit was performed pursuant to Act No: 254/2000, the Coll., on auditors and the Czech Republic's Chamber of Auditors, and auditing guidelines issued by the Chamber of Auditors. The audit embodies verification, executed by a selection method, with regards to significance of shown actualities, accounting records, and other information demonstrating accounting closing data, and evaluation of accounting methods, and significant estimates, utilized by the company, and a total assessment of the accounting closing presentation.

Based on results of implemented auditing methods I have ascertained the following essential actualities, which imply that the accounting records of the company were not in all inherent aspects in accordance with valid laws and precepts.

This regards the following essential discrepancies:

  accounting reconstruction was performed, which however does not warrant that all accounting cases were settled the company did not perform inventories pursuant to Act No: 563/1991, the Coll., on accounting on account 042 - Incomplete tangible investments the payment of a total amount of CZK 8 779 thousand was not substantiated (inventory is missing -» nullified investment), which significantly effects the company assets collation of pending liabilities was not executed, and consumer and supplier claims

  guidelines are missing:   write-off plan,
                          accounting documents circulation
                          attainment of long-term tangible and petty
                          long-term tangible property
                          on inventories

  an appendix to the accounting closing does not correspond with instructions pursuant to Provision of the Ministry of Finance, reference No: 281/71 701/1995 dated December 1995, which determines the closing accounting purport for entrepeneurs.

Negative statement

According to my opinion taking into account influence of the actualities clarified in previous section, the closing statement does not truly depict the property, liabilities, equity, and financial situation of Teplárna Kromeríz, a.s., in liquidation, Na sádkách 3572, Kromeríz, Corporate Id. No: 25304925 for accounting period of January - November 14, 2001, and it is not in accordance with the Act No: 563/1991, the Coll., on accounting and accounting precepts of the Czech Republic.

/s/    Petr Hanzlík
Ing. Petr Hanzlík
Auditor
Decree No: 1607
Lidická 51, Brno
Phone: 05/41 24 90 34

Appendices:

Balance sheet as of January 1, 2001 to November 14, 2001
Profit and loss statement as of January 1, 2001 to November 14, 2001
Appendix to the closing statement to November 14, 2001
Cash-flow summary to November 14, 2001

Auditor's report

for the shareholders of Teplarna Kromeríz, a.s. in liquidation
Na sádkách 3572, Kromeríz 767 01

In Brno, December 11, 2002-12-19

I have audited the accompanying financial statement of Teplarna Kromeríz, a.s. in liquidation Na sádkách 3572, Kromeríz, IC 25304925 for the accounting period from November 15, 2001 through December 31, 2001. The financial statements and underlying accounting records are the responsibility of the Company's management so that it be complete, probative and correct in compliance with the valid acts and regulations. My responsibility is to express an opinion on these financial statements as a whole based on examination carried out in compliance with the law and auditor's guidelines.

I conducted the audit in accordance with the Act No. 254/2000 Coll. on Auditors and Auditing Standards of the Chamber of Auditors of the Czech Republic. The audit includes examining, on a selective basis, with respect to significance of shown facts, accounting records and other information proving the data of the financial statements as well as assessing the accounting principles used and significant estimates made by the Company when compiling the financial statements as well as evaluating the overall financial statement presentation.

Based on the results of the employed auditor's procedures, I found no significant facts that would indicate that the accounting records in all material respects would not be in accordance with valid acts and regulations.

Opinion without reservations

In my opinion, the financial statements present fairly, in all material respects, the assets, liabilities, equity and financial situation of Teplarna Kromeríz, a.s. in liquidation Na sádkách 3572, Kromeríz, IC 25304925 for the accounting period from November 15, 2001 through December 31, 2001. The financial statements were made based on books kept in accordance with the Act on Accounting, No. 563/1991 Coll., and other relevant legislation of the Czech Republic.

Despite the fact that I give the opinion without reservations, I notify of the fact that until the date of issuing the Auditor's report, an annual report for the audited accounting period of Teplarna Kromeríz, a.s. in liquidation has not been submitted.

/s/   Petr Hanzlík
Ing. Petr Hanzlík
Auditor
Certificate No. 1607
Lidická 51, Brno
phone: 541 249 034

Appendices:

Balance sheet as of December 31, 2001
Profit and Loss Statement as of December 31, 2001
Notes to the Financial Statements for the accounting period from
   November 15, 2001 through December 31, 2001.
Cashflow for the period from November 15, 2001
   through December 31, 2001

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - INCOME STATEMENT

                                               1/1/2001 -
                                               11/14/2001     12/31/2000
                                               ------------  -------------

                                                      (CZK 000's)

Sale of Production (A)                              27,818         41,938
                                               ------------  -------------

    Sales of Own Products and Services              27,818         41,938
                                               ------------  -------------

Cost of Sales (B)                                   25,381         35,140
                                               ------------  -------------

    Raw Materials and Consumables                   21,794         32,125
    Services                                         3,587          3,015
                                               ------------  -------------

Added Value (A)-(B) (+)                              2,437          6,798
                                               ------------  -------------

Staff Costs (-)                                      2,913          3,772
                                               ------------  -------------
    Wages and Salaries                               2,147          2,780
    Social Security Costs                              744            992
    Other Social Costs                                  22              -
                                               ------------  -------------
Taxes and Charges (-)                                   50             61
Depreciation of Long-Term Assets (-)                 1,097            998
Sale of Long-Term Assets and Raw Materials (+)           -            213
Net Book Amount of Long-Term Assets
 and Raw Materials Sold (-)                              -            275
Provisions Written Back to Income (+)                  108            129
Provisions for Operating Liabilities
 and Charges (-)                                       653          1,041
Other Operating Income (+)                              48             38
Other Operating Charges (-)                          1,734            114
                                               ------------  -------------

Net Operating Results (C)                           (3,854)           917
                                               ------------  -------------

Interest Income (+)                                    165             12
Interest Expense (-)                                   263            348
Other Financial Expense (-)                            101            316
                                               ------------  -------------

Result from Financial Transactions (D)                (199)          (652)
                                               ------------  -------------

Profit or Loss on Ordinary Activities
 after Taxation (C)+(D) = (E)                       (4,053)           265
                                               ------------  -------------

Extraordinary Income (+)                                46          3,438
Extraordinary Charges (-)                              254              -
                                               ------------  -------------

Profit (Loss) on Extraordinary Items
 after Taxation (F)                                   (208)         3,438
                                               ------------  -------------

Net Profit (Loss) for the Financial
 Period (E)+(F)                                     (4,261)         3,703
                                               ============  =============

Profit (Loss) before Taxation                       (4,261)         3,703
                                               ============  =============

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - BALANCE SHEET
ASSETS

                                                      11/14/2001     12/31/2000
                                                      ------------  -------------

                                                             (CZK 000's)

Total Assets                                               37,097         47,696
                                                      ============  =============

Fixed Assets                                               31,818         32,753
                                                      ------------  -------------

      Intangible Fixed Assets                                   -              3
                                                      ------------  -------------

      Expenses of Foundation and Organization                   -              6
                                                      ------------  -------------

    Tangible Fixed Assets                                  31,818         32,750
                                                      ------------  -------------

      Land                                                  1,321          1,321
      Constructions                                        14,634         14,904
      Machines, Equipment, Transportation Means
        and Inventory                                       8,139          8,908
      Tangible Assets in the Course of Construction         8,779          8,779
      Adjustment to Acquired Fixed Assets                  (1,055)        (1,162)
                                                      ------------  -------------

Current Assets                                              5,241         14,935
                                                      ------------  -------------

    Short-Term Receivables                                  5,190         13,008
                                                      ------------  -------------

      Trade Receivables                                     4,226         11,563
      Tax Receivables and State Subsidies Receivable          964          1,445
                                                      ------------  -------------

    Financial Assets                                           51          1,927
                                                      ------------  -------------

      Cash in Hand                                             32            621
      Cash at Bank                                             19          1,306
                                                      ------------  -------------

Other Assets                                                   38              8
                                                      ------------  -------------

    Accruals and Deferrals                                     38              8
                                                      ------------  -------------

      Prepaid Expenses                                         38              8
                                                      ------------  -------------

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - BALANCE SHEET
LIABILITIES AND OWNER'S EQUITY

                                                                        12/31/2001           12/31/2000
                                                                      ----------------   ----------------

                                                                                   (CZK 000's)

Total Liabilities and Equity                                                   37,097            47,696
                                                                      ================   ===============

Equity                                                                         23,450            27,711
                                                                      ----------------   ---------------

    Registered Capital                                                         42,036            42,036
                                                                      ----------------   ---------------

       Registered Capital                                                      42,036            42,036
                                                                      ----------------   ---------------

    Retained Earnings                                                         (14,325)          (18,029)
                                                                      ----------------   ---------------

       Retained Profits                                                         3,704                 -
       Accumulated Losses                                                     (18,029)          (18,029)
                                                                      ----------------   ---------------

    Profit (Loss) for the Current Period                                       (4,261)            3,704
                                                                      ----------------   ---------------

Liabilities                                                                    12,195            19,896
                                                                      ----------------   ---------------

    Long-Term Liabilities                                                           -             3,800
                                                                      ----------------   ---------------

       Long-Term Liabilities to Group Undertakings                                  -             3,800
                                                                      ----------------   ---------------

    Short-Term Liabilities                                                      9,170            16,096
                                                                      ----------------   ---------------

       Trade Payables                                                           2,876            11,563
       Liabilities to Shareholders/Owners                                       2,800             3,937
       Payroll Payable and Other Liabilities to Employees                       (545)                22
       Liabilities for Social Insurance                                            95               430
       Tax Liabilities                                                             10               144
       Liabilities to Associated Companies of the Group                         3,937                 -
       Other Payables                                                              (3)                -
                                                                      ----------------   ---------------

    Bank Loans and Overdrafts                                                   3,025                 -
                                                                      ----------------   ---------------

       Short-Term Bank Loans and Overdrafts                                     3,025                 -
                                                                      ----------------   ---------------

Other Liabilities                                                               1,452                89
                                                                      ----------------   ---------------

    Accruals                                                                       71                71
                                                                      ----------------   ---------------

       Accruals and Deferrals                                                      71                71
                                                                      ----------------   ---------------

    Anticipated Liabilities                                                     1,381                18
                                                                      ----------------   ---------------

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - INCOME STATEMENT

                                               11/15/2001 -
                                               12/31/2001     12/31/2000
                                               ------------  -------------

                                                      (CZK 000's)

Sale of Production (A)                               6,692         41,938
                                               ------------  -------------

    Sales of Own Products and Services               6,692         41,938
                                               ------------  -------------

Cost of Sales (B)                                    4,117         35,140
                                               ------------  -------------

    Raw Materials and Consumables                    3,984         32,125
    Services                                           133          3,015
                                               ------------  -------------

Added Value (A)-(B) (+)                              2,575          6,798
                                               ------------  -------------

Staff Costs (-)                                        380          3,772
                                               ------------  -------------
    Wages and Salaries                                 273          2,780
    Social Security Costs                               96            992
    Other Social Costs                                  11              -
                                               ------------  -------------
Taxes and Charges (-)                                    -             61
Depreciation of Long-Term Assets (-)                   207            998
Sale of Long-Term Assets and Raw Materials (+)           -            213
Net Book Amount of Long-Term Assets and
 Raw Materials Sold (-)                                  -            275
Provisions Written Back to Income (+)                    -            129
Provisions for Operating Liabilities
 and Charges (-)                                         -          1,041
Amounts Written Back to Operating Assets (+)            21              -
Other Operating Income (+)                               3             38
Other Operating Charges (-)                              4            114
                                               ------------  -------------

Net Operating Results (C)                            2,008            917
                                               ------------  -------------

Interest Income (+)                                      -             12
Interest Expense (-)                                   124            348
Other Financial Expense (-)                              3            316
                                               ------------  -------------

Result from Financial Transactions (D)                (127)          (652)
                                               ------------  -------------

Profit or Loss on Ordinary Activities
 after Taxation (C)+(D) = (E)                        1,881            265
                                               ------------  -------------

Extraordinary Income (+)                               168          3,438
Extraordinary Charges (-)                              254              -
                                               ------------  -------------

Profit (Loss) on Extraordinary Items
 after Taxation (F)                                    (86)         3,438
                                               ------------  -------------

Net Profit (Loss) for the Financial
 Period (E)+(F)                                      1,795          3,703
                                               ============  =============

Profit (Loss) before Taxation                        1,795          3,703
                                               ============  =============

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - BALANCE SHEET
ASSETS

                                          12/31/2001     12/31/2000
                                          ------------  -------------

                                                 (CZK 000's)

Total Assets                                   38,681         47,696
                                          ============  =============

Fixed Assets                                   31,633         32,753
                                          ------------  -------------

    Intangible Fixed Assets                         -              3
                                          ------------  -------------

      Expenses of Foundation
        and Organization                            -              3
                                          ------------  -------------

    Tangible Fixed Assets                      31,633         32,750
                                          ------------  -------------

      Land                                      1,321          1,321
      Constructions                            14,580         14,904
      Machines, Equipment,
        Transportation Means
        and Inventory                           7,986          8,908
      Tangible Assets in the Course
        of Construction                         8,779          8,779
      Adjustment to Acquired Fixed Assets      (1,033)        (1,162)
                                          ------------  -------------

Current Assets                                  7,019         14,935
                                          ------------  -------------

    Short-Term Receivables                      4,880         13,008
                                          ------------  -------------

      Trade Receivables                         3,426         11,563
      Tax Receivables and State
        Subsidies Receivable                    1,077          1,445
      Other Receivables                           377              -
                                          ------------  -------------

    Financial Assets                            2,139          1,927
                                          ------------  -------------

      Cash in Hand                                  6            621
      Cash at Bank                              2,133          1,306
                                          ------------  -------------

Other Assets                                       29              8
                                          ------------  -------------

    Accruals and Deferrals                         29              8
                                          ------------  -------------

      Prepaid Expenses                             29              8
                                          ------------  -------------

TEPLARNA KROMERIZ, a.s.
FINANCIAL STATEMENTS - BALANCE SHEET
LIABILITIES AND OWNER'S EQUITY

                                                12/31/2001     12/31/2000
                                                ------------  --------------

                                                        (CZK 000's)

Total Liabilities and Equity                         38,681          47,696
                                                ============  ==============

Equity                                               25,245          27,711
                                                ------------  --------------

    Registered Capital                               42,036          42,036
                                                ------------  --------------

      Registered Capital                             42,036          42,036
                                                ------------  --------------

    Retained Earnings                               (18,586)        (18,029)
                                                ------------  --------------

      Retained Profits                                3,704               -
      Accumulated Losses                            (22,290)        (18,029)
                                                ------------  --------------

    Profit (Loss) for the Current Period              1,795           3,704
                                                ------------  --------------

Liabilities                                          10,741          19,896
                                                ------------  --------------

    Long-Term Liabilities                                 -           3,800
                                                ------------  --------------

      Long-Term Liabilities to Group
        Undertakings                                      -           3,800
                                                ------------  --------------

    Short-Term Liabilities                            7,716          16,096
                                                ------------  --------------

      Trade Payables                                    764          11,563
      Liabilities to Shareholders/Owners              2,800           3,937
      Payroll Payable and Other Liabilities
        to Employees                                    124              22
      Liabilities for Social Insurance                   84             430
      Tax Liabilities                                     7             144
      Liabilities to Associated Companies
        of the Group                                  3,937               -
                                                ------------  --------------

    Bank Loans and Overdrafts                         3,025               -
                                                ------------  --------------

      Short-Term Bank Loans and Overdrafts            3,025               -
                                                ------------  --------------

Other Liabilities                                     2,695              89
                                                ------------  --------------

    Accruals                                              -              71
                                                ------------  --------------

      Accruals                                            -              71
                                                ------------  --------------

    Anticipated Liabilities                           2,695              18
                                                ------------  --------------

TEPLARNA KROMERIZ, a.s.
CASH FLOW STATEMENT

                                                                   1/1/2001 -         11/15/2001-
                                                                   11/14/2001          12/31/2001
                                                               ---------------------------------------

                                                                   (CZK 000's)        (CZK 000's)

Cash and Cash Equivalents at the Beginning
  of the Accounting Period (P)                                               1,927                 51
                                                               ---------------------------------------

Cash Flow from Main (Operational) Activity

Profit/Loss from Normal Activity Before Taxes (A)                           (4,053)             1,881
                                                               ---------------------------------------

Adjustments by Non-Cash Transactions (B)                                     3,073                309
                                                               ---------------------------------------

     Depreciation of Fixed Assets                                              989                186
     Change in Provisions, Reserves and Change
       in Prepayments and Accruals                                           1,986                  -
     (Profit) Loss from Sale of Fixed Assets                                     -                  -
     Interest Expense                                                           98                123
                                                               ---------------------------------------

Net Cash Flow from Operational Activity
   Before Taxes and Before Changes
   in Working Capital and Extraordinary
   Items (A) + (B) = (C)                                                      (980)             2,190
                                                               ---------------------------------------

Change in Working Capital (D)                                               (2,615)               (16)
                                                               ---------------------------------------

     Change in Receivables from Operational
       Activities                                                            4,671                319
     Change in Short-Term Payables from
       Operational Activities                                               (7,286)              (335)
                                                               ---------------------------------------

Net Cash Flow from Operational Activity Before
   Taxes and Extraordinary Items (C) + (D) = (E)                            (3,595)             2,174

Interest Paid (F)                                                             (263)                 -
Interest Received (G)                                                          165                  -
Revenues and Expenses Related to
  Extraordinary Items (H)                                                     (208)               (86)
                                                               ---------------------------------------

Net Cash Flows from Operational
  Activities (E) + (F) + (G) + (H) = (L)                                    (3,901)             2,088
                                                               ---------------------------------------

Cash Flow from Investment Activity

Fixed Asset Acquisition                                                          -                  -
Sale of Fixed Assets                                                             -                  -
Loans to Related Parties                                                         -                  -
                                                               ---------------------------------------

Net Cash Flow From Investing Activity (M)                                        -                  -
                                                               ---------------------------------------

Cash Flow from Financial Activity

Change in Long Term and Short Term Liabilities (J)                           2,025                  -
Impact of Changes in Equity (K)                                                  -                  -
                                                               ---------------------------------------

     Capital and Reserve Fund Increase                                           -                  -
                                                               ---------------------------------------

Net Cash Flow from Financial
  Activity (J) + (K) = (N)                                                   2,025                  -
                                                               ---------------------------------------

Net Increase/Decrease in
  Cash (L) + (M) + (N) = (O)                                                (1,876)             2,088
                                                               ---------------------------------------

Cash and Cash Equivalents at the
  End of the Accounting Period (O) + (P)                                        51              2,139
                                                               =======================================